UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 15, 2004

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

      On January 15, 2004, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the "Company"), announced the implementation of an accounting change effective in the fourth quarter of 2003.

      A copy of the press release discussing this accounting change is attached as Exhibit 99.15 to this Form 8-K and is incorporated herein by reference.

EXHIBIT(S)

Exhibit No.	Description

99.15	Press release announcing the implementation of an accounting change effective in the fourth quarter of 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

Date: January 16, 2004

By:	/s/ STEVEN B. HILDEBRAND

Name:	Steven B. Hildebrand
Title:	Senior Executive Vice President, Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.15	Press release announcing the implementation of an accounting change effective in the fourth quarter of 2003